               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                         ARK RESTAURANTS CORP.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                              ARK RESTAURANTS CORP.


                                 85 Fifth Avenue
                            New York, New York 10003
                                 --------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                          To Be Held on March 24, 2005

To Shareholders of
ARK RESTAURANTS CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the "Company") will be held on March 24, 2005 at 11:00 A.M. at Lutece, located at The Venetian Resort and Casino, 3335 Las Vegas Boulevard South, Las Vegas, Nevada, for the following purposes:

     (1)  To elect a board of nine directors;

     (2) To ratify the appointment of J.H. Cohn LLP as independent auditors for the 2005 fiscal year; and

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 28, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. All shareholders are cordially invited to attend.

     YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW THE PROXY AND VOTE YOUR OWN SHARES.

                                         By Order of the Board of
                                         Directors,

                                         Vincent Pascal
                                         Secretary and Senior Vice
                                         President
New York, New York
March 4, 2005

                              ARK RESTAURANTS CORP.
                               -------------------


                                 PROXY STATEMENT
                               -------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Ark Restaurants Corp., a New York corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders to be held at Lutece, located at The Venetian Resort and Casino, 3335 Las Vegas Boulevard South, Las Vegas, Nevada, at 11:00 A.M. on March 24, 2005 and at any adjournment or adjournments thereof (the "Meeting").

     If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified therein and if no instructions are given, will be voted (i) IN FAVOR of the nominees for election as directors, (ii) IN FAVOR of the ratification of the appointment of J.H. Cohn LLP as independent auditors for the Company for the 2004 fiscal year and (iii) in accordance with the best judgment of the named proxies on any other matters properly brought before the Meeting. Election of directors will be determined by a plurality of votes cast at the Meeting in person or by proxy. Ratification of the appointment of J.H. Cohn LLP and all other proposals to be considered at the Meeting will be determined by a majority of votes cast at the Meeting in person or by proxy.

     The proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date, or by voting in person at the Meeting. Such revocation will not affect any vote taken prior thereto. The mere presence at the Meeting of the person appointing a proxy will not revoke the appointment.

     The approximate date this Proxy Statement and the accompanying Proxy will first be mailed to shareholders is on or about March 4, 2005. The Company's principal executive offices are located at 85 Fifth Avenue, New York, New York 10003.


                        VOTING SECURITIES -- RECORD DATE

     Only holders of record of the Company's Common Stock at the close of business on February 28, 2005 (the "Record Date") will be entitled to notice of and to vote at the Meeting. On January 26, 2005, 3,415,199 shares of Common Stock were issued and outstanding. Each outstanding share of Common Stock entitles the holder thereof to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information at February 3, 2005, with respect to the beneficial ownership of shares of Common Stock owned by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for election as director of the Company, (iii) each person named in the Summary Compensation Table, and (iv) all current executive officers and directors of the Company as a group:

        Name and Address                                   Amount and Nature of
        of Beneficial Owner                               Beneficial Ownership (1)        Percent of Class
        -------------------                               ------------------------        ----------------

Michael Weinstein .................................              1,079,949(2)                   31.62%
          85 Fifth Avenue
          New York, New York 10003

FMR Corp. .........................................                170,289(3)                    4.99%
          82 Devonshire Street
          Boston, Massachusetts 02109

Kirkwood Capital, LP ..............................                225,865(4)                    6.61%
          1634 Ponce De Leon
          Atlanta, GA 30307

Bruce R. Lewin ....................................                263,600(5)                    7.72%
          1329A North Avenue
          New Rochelle, New York 10804

Arthur Zankel .....................................                202,500(6)                    5.93%
          535 Madison Avenue
          New York, New York 10022

Vincent Pascal ....................................                 58,960(7)                    1.73%
          85 Fifth Avenue
          New York, New York 10003

Robert Towers .....................................                 35,400(8)                    1.04%
          85 Fifth Avenue
          New York, New York 10003

Steven Shulman ....................................                  9,300                    Less than 1%
          One Liberty Lane
          Hampton, NH 03842

Marcia Allen ......................................                      0                          0
          9601 Wilshire Boulevard
          Los Angeles, CA 90210

Edward Lowenthal ..................................                  2,000                    Less than 1%
          13 Ackerman Road
          Saddle River, NJ 07458

Paul Gordon .......................................                      0                          0
          85 Fifth Avenue
          New York, New York 10003

Robert Stewart ....................................                  1,300                    Less than 1%
          85 Fifth Avenue
          New York, New York 10003
Arthur Stainman ...................................                 33,300(9)                 Less than 1%
          320 East 72nd Street
          New York, New York 10021
Bonanza Master Fund, Ltd ..........................                162,800(10)                   4.77%
          Walker House, PO Box 908GT
          Grand Cayman, Cayman Islands, BWI

Prides Capital Partners, L.L.C ....................                341,830(11)                  10.01%
          200 High Street, Suite 700
          Boston, MA 02110
All directors and officers as a group (ten persons)              1,483,809(12)                  43.45%

--------------

(1) Except to the extent otherwise indicated, to the best of the Company's knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him.

(2) Includes 9,800 shares owned by The Weinstein Foundation, a private foundation of which Mr. Weinstein acts as trustee and as to which shares Mr. Weinstein has shared investment and shared voting power, and 109,500 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(3) Based upon information set forth in Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission (the "SEC") on or about February 17, 2004. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 170,289 shares, or 4.99% of the Company's outstanding Common Stock, as a result of acting as investment adviser to several investment companies. The ownership by one investment company, Fidelity Low Priced Stock Fund, amounted to 170,289 shares. Mr. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the aforementioned investment companies each has the power to dispose of the 170,289 shares.

(4) Based upon information set forth in Schedule 13G filed by Kirkwood Capital, LP (the "Partnership") with the SEC on or about February 13, 2004. Kirkwood Capital, LLC (the "General Partner"), the general partner of the Partnership, may be deemed the beneficial owner of 225,865 shares, or 6.61% of the Company's outstanding Common Stock. Mr. David Rabinowitz, the managing member of the General Partner, may be deemed the beneficial owner of 225,865 shares, or 6.61% of the Company's outstanding Common Stock. Each shares the power to dispose of the 225,865 shares.

(5) Includes 1,500 shares owned by Mr. Lewin in his Individual Retirement Account ("IRA").

(6) Based upon information set forth in Schedule 13D filed by Mr. Arthur Zankel with the SEC on or about January 22, 2004.

(7) Includes 14,400 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(8) Includes 900 shares owned by Mr. Tower's spouse in her IRA and 2,100 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(9) Includes 11,800 shares owned by Mr. Stainman's spouse and 3,400 shares held by investment advisory clients of First Manhattan Co. ("FMC"), as to which FMC and Mr. Stainman, in his capacity as Managing Member of First Manhattan LLC, the sole general partner of FMC, share dispositive and voting power.

(10) Based upon information set forth in Schedule 13G/A filed by Bonanza Master Fund, Ltd. (the "Master Fund") with the SEC on or about August 11, 2004. Bonanza Capital, Ltd. (the "Fund Manager"), the general partner of the Master Fund, may be deemed the beneficial owner of 162,800 shares, or 4.77% of the Company's outstanding Common Stock. Bernay Box & Co. (the "General Partner"), the general partner of the Fund Manager, may be deemed the beneficial owner of 162,800 shares, or 4.77% of the Company's outstanding Common Stock. Mr. Bernay Box, the President and 100% owner of the General Partner, may be deemed the beneficial owner of 162,800 shares, or 4.77% of the Company's outstanding Common Stock. Each has the power to dispose of the 162,800 shares.

(11) Based upon information set forth in Schedule 13G/A filed by Prides Capital Partners, L.L.C. ("Prides") with the SEC on or about September 3, 2004 and Form 3 filed with the SEC on or about January 10, 2005. Kevin A. Richardson, II, Henry J. Lawlor, Jr., Murray A. Indick, Charles E. McCarthy and Christian Puscasiu, the executive officers and directors of Prides, may be deemed the beneficial owner of 341,830 shares, or 10.1% of the Company's outstanding Common Stock.

(12) Includes 115,500 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

        In the event of the death of Michael Weinstein, the Company has agreed to purchase from his estate, at the option of his executor or legal representative, such number of shares of Common Stock as may be purchased with the proceeds of a $5,000,000 insurance policy maintained by the Company on the life of Mr. Weinstein, at a price per share equal to the greater of the then book value or the then fair market value of such shares. The Company is obligated to maintain $5,000,000 of insurance on the life of Mr. Weinstein during the term of the agreement.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     A board of nine directors is to be elected at the Meeting. A majority of the independent members of the Board have nominated the following persons for election to the Board to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and shall qualify. Unless a proxy shall specify that it is not to be voted for the directors, it is intended that the shares represented by each duly executed and returned proxy will be voted IN FAVOR of the election as directors of the persons named below.

     Each of the persons named below is at present a director of the Company. If for any reason any nominee is not a candidate for election at the Meeting, such proxies will be voted for a substitute nominee and for the others named below. The Board does not anticipate that any nominee will not be a candidate.

                                                              Principal Occupation and Position with the                  Director
                Name                    Age                                    Company                                      Since
                ----                    ---                                    -------                                      -----

Michael Weinstein                        61    Chairman, President and Chief Executive Officer of the Company               1983
                                               Executive Vice President, Chief Operating Officer and Treasurer of the
Robert Towers                            57    Company                                                                      1987
Vincent Pascal                           61    Senior Vice President of the Company                                         1985
Paul Gordon                              53    Senior Vice President of the Company                                         1996
Marcia Allen                             54    President, Allen & Associates                                                2003
Bruce R. Lewin                           56    Continental Hosts, Ltd., Member                                              2000
Steven Shulman                           63    Managing Director, Hampton Group Inc.                                        2003
Edward Lowenthal                         60    President, Ackeman Management, LLC                                           2004
Arthur Stainman                          62    Senior Managing Director, First Manhattan Co.                                2004

--------------

Biographical Information

     Michael Weinstein has been the President, Chief Executive Officer and a director of the Company since its inception in January 1983 and was elected Chairman in 2004. During the past five years, Mr. Weinstein has been an officer, director and 25% shareholder of Easy Diners, Inc., a restaurant management company which operated a restaurant in New York City until January 31, 2002. Mr. Weinstein is also a director and 25% shareholder of RSWB Corp. and BSWR Corp. (since April 1998) each of which operates a restaurant in New York City. Mr. Weinstein is also the owner of 24% of the membership interests of each of Dockeast, LLC and Dockwest, LLC, each of which operates a restaurant in New York City. Easy Diners, Inc., RSWB Corp., Dockeast, LLC, Dockwest, LLC and BSWR Corp. are not subsidiaries or affiliates of the Company. Mr. Weinstein spends substantially all of his business time on Company-related matters.

     Robert Towers has been employed by the Company since November 1983 and was elected Vice President, Treasurer and a director in March 1987. Mr. Towers became an Executive Vice President and Chief Operating Officer in April 2001. Mr. Towers is also the Executive Vice President, Treasurer and Secretary of each of the Company's Las Vegas, Nevada subsidiaries.

     Vincent Pascal has been employed by the Company since 1983 and was elected Vice President, Assistant Secretary and a director in 1985. Mr. Pascal became Secretary of the Company in 1994 and a Senior Vice President in 2001.

     Paul Gordon has been employed by the Company since 1983 and was elected as a director in November 1996 and a Senior Vice President in April 2001. Mr. Gordon is the manager of the Company's Las Vegas operations, and is a Senior Vice President of each of the Company's Las Vegas, Nevada subsidiaries. Prior to assuming that role in 1996, Mr. Gordon was the manager of the Company's operations in Washington, D.C. commencing in 1989.

     Marcia Allen was elected a director of the Company in 2003. For the past five years, Ms. Allen has been the President of Allen & Associates Inc., a business and acquisition consulting firm. Also, from December 2001 to August 2002 Ms. Allen served as President and a member of the board of directors of Accesspoint Inc.

     Bruce R. Lewin was elected a director of the Company in February 2000. Mr. Lewin has been the President and a director of Continental Hosts, Ltd since August 2001. For the past five years he has been the owner of Bruce R. Lewin Fine Art. He is also a member of Fuze Beverage, LLC. Mr. Lewin was formerly a director of the Bank of Great Neck (in New York), and a former director of the New York City Chapter of the New York State Restaurant Association.

     Steven Shulman was elected a director of the Company in December 2003. During the past five years, Mr. Shulman has been the managing director of Hampton Group Inc., a company engaged in the business of making private investments. Mr. Shulman also serves as a director of Paragon Technologies Inc. and various private companies.

     Arthur Stainman is a senior managing director of First Manhattan Co. of New York City, a money management firm, and has over twenty years experience managing money for high net worth individuals. Mr. Stainman was elected director of the Company in 2004.

     Edward Lowenthal has been the President of Ackeman Management, LLC, a real estate investment firm, since April of 2002 and, prior to that, was the President of Wellsford Real Properties, also a real estate investment firm, and predecessor companies, from October 1986 through March 2002. Mr. Lowenthal was elected director of the Company in 2004.

                              ____________________

     All officers of the Company are elected by and serve at the pleasure of the Board. There are no family relationships among any of the directors or executive officers of the Company. The Board has determined that each of the following directors is an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"):
Bruce Lewin, Marcia Allen, Steven Shulman, Edward Lowenthal and Arthur Stainman.

Director Compensation

     In fiscal 2004 the Company paid a fee of $15,000 to each director who was not an officer of the Company.

Transactions With Related Parties

     The Company provides purchasing services to restaurants in which Mr. Weinstein has interests, for which the Company receives a fee which has not exceeded $30,000 in any fiscal year.

     The Company made loans, primarily in connection with the exercise of stock options, to Robert Towers and Vincent Pascal. Such loans are repayable on demand and bear interest at prime plus one-half percent. During fiscal 2004, the largest amount of indebtedness outstanding at any one time with respect to these loans of Mr. Towers and Mr. Pascal was $426,000 and $168,000, respectively. At February 8, 2005, Mr. Towers was indebted to the Company in the amount of $167,000. At February 8, 2005, Mr. Towers and Mr. Pascal were indebted to the Company in the amounts of $37,000 and $8,000, respectively with respect to certain executive loans. Such loans are payable on demand and bear interest at the minimum statutory rate.

Meetings and Committees of the Board of Directors

     Messrs. Shulman, Lewin, Lowenthal and Stainman and Ms. Allen currently serve as members of the Compensation Committee of the Board. The Board of Directors has determined that all of the members of the Compensation Committee are independent under Nasdaq listing standards. The duties of the Compensation Committee are to recommend to the Board remuneration for officers of the Company, to administer the Company's stock option plan and to recommend the establishment of and to monitor a compensation and incentive program for all executives of the Company. In 2004 the Board adopted a written charter for the Compensation Committee. A copy of the charter is included as Attachment A to this proxy statement. The Compensation Committee held one meeting in 2004.

     Messrs. Lewin and Stainman and Ms. Allen currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing Company's accounting policies. The Board of Directors has determined that all of the members of the Audit Committee are independent under Nasdaq listing standards and each Audit Committee member has sufficient knowledge in financial and accounting matters to serve on the Audit Committee. The Board of Directors has also designated Ms. Allen as an audit committee financial expert as defined by the SEC. The Audit Committee held four meetings during fiscal 2004.

     Messrs. Shulman, Lewin, and Ms. Allen currently serve as members of the Nominating and Corporate Governance Committee of the Board. The Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent under Nasdaq listing standards. In 2004 the Board adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the charter is included as Attachment B to this proxy statement. The Nominating and Corporate Governance Committee held one meeting in 2004.

     The duties of the Nominating and Corporate Governance Committee are to recommend to the Board nominees to the Board of Directors and its standing committees. Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

     o    Judgment

     o    Skill

     o    Diversity

     o    Experience with businesses and other organizations of comparable size

     o The interplay of the candidate's experience with the experience of other Board members

     o The extent to which the candidate would be a desirable addition to the Board and any committees of the Board

     The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate's name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.


     During the Company's past fiscal year, the Board held four meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he served.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table shown below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the 2004, 2003 and 2002 fiscal years, of those persons who were, at October 2, 2004, (i) the President and Chief Executive Officer of the Company and (ii) the other four most highly compensated executive officers of the Company.


                           SUMMARY COMPENSATION TABLE

                                                                                                         Long-Term
                                                                                                       Compensation
                     Name and Principal Position                   Annual Compensation                --------------
                                                                   -------------------                  Securities
                                                                                        All Other       Underlying
                                                                 Salary     Bonus     Compensation        Options
                                                        Year      ($)        ($)           ($)              (#)
------------------------------------------------------ ------- ----------- --------- ---------------- --------------
Michael Weinstein                                        2004     695,781    55,000                            --
   President and Chief Executive                         2003     654,721    40,000                            --
   Officer...........................................    2002     594,048         0                        99,000

Vincent Pascal                                           2004     297,683    32,000                            --
   Senior Vice President and                             2003     279,056    17,000                            --
   Secretary.........................................    2002     253,159    30,000                        30,000

Robert Towers                                            2004     298,438    32,000                            --
   Executive Vice President,                             2003     279,056         --                           --
   Chief Operating Officer and Treasurer.............    2002     253,159    30,000                        30,000

Paul Gordon                                              2004     230,191    13,000     125,429(2)             --
   Senior Vice President.............................    2003     208,716    13,000     136,846(2)             --
              .......................................    2002     203,155    12,150     113,258(2)         32,000

Robert Stewart (1)                                       2004     222,761    12,600                            --
   Chief Financial Officer                               2003     210,646         0                            --
          ...........................................    2002      61,539         0                            --

--------------

(1)  Mr. Stewart became Chief Financial Officer of the Company in June 2002.

(2) This amount represents commissions of 1% of operating profits of the Las Vegas operations.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The table shown below sets forth information related to options to purchase the Company's Common Stock that were granted in fiscal year 2004 to those persons who were, at October 2, 2004, (i) the President and Chief Executive Officer of the Company and (ii) the other four most highly compensated executive officers of the Company.

                                                                                                           |  Potential Realizable
                                                                                                           |    Value at Assumed
                                                                                                           |  Annual Rates of Stock
                                                                                                           | Price Appreciation for
                                              Individual Grants                                            |       Option Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Percent of                           |
                                                                        Total                              |
                                                         Number of      Options                            |
                                                         Securities   Granted to                           |
                                                         Underlying    Employees   Exercise                |
                                                          Options      In Fiscal     Price     Expiration  |
                        Name                             Granted (#)     Year        ($/Sh)       Date     |     5% ($)      10% ($)
------------------------------------------------------------------------------------------------------------------------------------
Michael Weinstein....................................      None            --           --            --   |        --           --
Vincent Pascal.......................................      None            --           --            --   |        --           --
Robert Towers........................................      None            --           --            --   |        --           --
Paul Gordon..........................................      None            --           --            --   |        --           --
Robert Stewart.......................................      None            --           --            --   |        --           --

--------------


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL-YEAR END OPTION VALUES

     The table shown below sets forth certain information for the President and Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company (i) with respect to option exercises during fiscal 2004 and (ii) at October 2, 2004, with respect to unexercised options to purchase shares of the Company's Common Stock under the Company's 2004 Stock Option Plan.

                                               Shares        Value         Number of Securities            Value of Unexercised
                                             Acquired on    Realized      Underlying Unexercised          In-The-Money Options at
                  Name                      Exercise (#)        ($)   Options at Fiscal Year-End (#)      Fiscal Year-End ($) (1)
                  ----                      ------------   ---------  ------------------------------   ----------------------------
                                                                      Exercisable      Unexercisable   Exercisable    Unexercisable
                                                                      -----------      -------------   -----------    -------------
Michael Weinstein........................      60,000            --      99,000              --          2,056,230            --
Vincent Pascal...........................      30,000       295,500      15,000              --            311,550            --
Robert Towers............................      19,000       125,155      26,000              --            540,020            --
Paul Gordon..............................      31,000       173,054          --              --                 --            --
Robert Stewart...........................       None             --          --              --                 --            --

--------------

(1) Based on the closing sale price of $27.07 per share on the NASDAQ/National Market System of the Company's Common Stock on October 1, 2004, less the exercise price payable for the shares.

Stock Option Plan

     The Company's 2004 Stock Option Plan, as amended, is the only equity compensation plan currently in effect and it was approved by the shareholders. The Plan permits the Company to grant options to purchase up to 450,000 shares of the Company's common stock. These options may be granted as incentive stock options, designed to meet the requirements of Section 422 of the Internal Revenue Code, or they may be "non-qualified" options that do not meet the requirements of that section.

     The purpose of the Plan is to encourage stock ownership by the Company's employees, directors, officers, independent contractors and advisors of the Company and its subsidiaries and thereby enhance their proprietary interest in the Company. The Compensation Committee determines which of the eligible directors, officers, employees, consultants and advisors receive stock options, the terms of the options, including applicable vesting periods, the number of shares for which options are granted, and the manner in which options may be exercised. The Compensation Committee also determines the exercise price of each option. With respect to incentive stock options, the option price may not be less than 100% of the fair market value on the date of the grant; with respect to non-qualified stock options, the exercise price may not be less than 85% of the fair market value on the date of the grant. In making such determinations, the Compensation Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to the Company and such other factors as Compensation Committee deems relevant.

     The Company, with the approval of the shareholders, terminated the 1996 Stock Option Plan. This action terminated the 257,000 authorized but unissued options under the plan but it did not affect any of the options previously issued under the plan.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following is a summary of the securities issued under the 1996 Stock Option Plan and authorized for issuance under the 2004 Stock Option Plan at October 2, 2004:

 -----------------------------------------------------------------------------------------------------------------------------------
 Plan Category                                               (a) Number of
                                                             securities to be     (b) Weighted -        (c) Number of securities
                                                             issued upon          average exercise      remaining available for
                                                             exercise of          price of              future issuance under equity
                                                             outstanding          outstanding           compensation plans
                                                             options, warrants    options, warrants     (excluding securities
                                                             and rights           and rights            reflected in column (a))
 -----------------------------------------------------------------------------------------------------------------------------------
 Equity compensation plans approved by shareholders(1)                 178,000                $6.30                        450,000
 -----------------------------------------------------------------------------------------------------------------------------------
 Equity compensation plans not approved by shareholders(2)                None                  N/A                           None
 -----------------------------------------------------------------------------------------------------------------------------------
 Total                                                                 178,000                $6.30                        450,000
 -----------------------------------------------------------------------------------------------------------------------------------

     The average exercise price of outstanding options, at October 2, 2004, was approximately $6.30 per share. Of the 178,000 options outstanding on October 2, 2004, 156,000 were held by the Company's officers and directors.

(1) The 2004 Stock Option Plan, which was approved by shareholders, is the Company's only equity compensation plan currently in effect. As of October 2, 2004, no shares had been issued under the 2004 Stock Option Plan. The Company, with the approval of the shareholders, terminated the 1996 Stock Option Plan. This action terminated the 257,000 authorized but unissued options under the plan but it did not affect any of the options previously issued under the plan.

(2) The Company has no equity compensation plan that was not approved by shareholders.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The graph set forth below compares the yearly percentage change in cumulative total shareholder return on the Company's Common Stock for the five-year period commencing October 1, 1999 and ending October 2, 2004 against the cumulative total return on the NASDAQ Market Index and a peer group comprised of those public companies whose business activities fall within the same standard industrial classification code as the Company. This graph assumes a $100 investment in the Company's Common Stock and in each index on October 3, 1999 and that all dividends paid by companies included in each index were reinvested.


                               [PERFORMANCE GRAPH]

                                   -------------------------------------------------------------------------------------
                                           10/1/99       9/29/00       9/29/01       9/28/02       9/27/03       10/2/04
                                           -------       -------       -------       -------       -------       -------
ARK RESTAURANTS CORP                        100.00         91.88         71.42         68.50        113.10        270.70
NASDAQ STOCK MARKET (U.S.)                  100.00         90.50         39.17         30.98         40.42         43.70
PEER GROUP                                  100.00         76.33         78.00         73.17         85.84        104.60

     The foregoing graph shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee, consisting of Messrs. Shulman, Lewin, Lowenthal and Stainman and Ms. Allen, determines the compensation of the President and sets policies for and reviews with the President the compensation awarded to the other principal executives.

     The Company's current executive officers consist of the President, Michael Weinstein, and Messrs. Pascal, Towers, Gordon and Stewart. The three elements of their compensation have been salary, bonus and stock options.

     The President is the founder, Chairman and Chief Executive Officer of the Company. He owns over 1,000,000 shares of Company stock (including exercisable options), approximately 32% of the outstanding shares. The Compensation Committee believes he is substantially motivated, both by reason of stock ownership and commitment to the Company, to act on behalf of all shareholders to optimize overall corporate performance. Accordingly, the Compensation Committee has not considered it necessary to specifically relate the President's compensation to corporate performance.

     The President's annual salary was increased from $594,048 in fiscal 2002, to $654,721 in fiscal 2003 and $695,781 in fiscal 2004. The President was also paid a bonus of $0 in fiscal 2002, $40,000 in fiscal 2003 and $55,000 in fiscal 2004. In April 1999, he received an option to purchase 60,000 shares of Common Stock, and in December 2001 he received an option to purchase an additional 99,000 shares of Common Stock. The Compensation Committee believes the compensation paid to the President to be comparable or less than that generally paid to chief executive officers at comparable companies.

     The Compensation Committee relies extensively on the views of the President in determining salaries paid to Messrs. Pascal, Towers, Gordon and Stewart. Their salary levels are believed to be competitive with amounts paid to executives with comparable qualifications, experience and responsibilities at companies of comparable size and also reflect assessments of past performance and expectations concerning future contributions to the Company and its business.

     It is through the use of stock options that the Company has endeavored to relate corporate performance and compensation of the executives other than Mr. Weinstein. The Board believes that significant stock ownership is a major incentive in building shareholder wealth and aligning the interests of employees and shareholders. In January 1997, Messrs. Pascal and Towers received options to purchase 17,500 shares of Common Stock, and Mr. Gordon received options to purchase 25,000 shares, all of which expired on January 2, 2002. In April 1999, Messrs. Pascal, Towers and Gordon each received options to purchase 15,000 shares of Common Stock. In December 2001, Messrs. Towers and Pascal each received options to purchase 30,000 shares of Common Stock, and Mr. Gordon received options to purchase 32,000 shares. No stock options were granted in fiscal 2004.

     All options granted under the Company's 1996 Stock Option Plan were granted at an exercise price equal to the market price on the date of grant.

     This report is respectfully submitted by the Compensation Committee of the Board of Directors.

     Bruce R. Lewin, Steven Shulman, Edward Lowenthal, Arthur Stainman and Marcia Allen.

Compensation Committee Interlocks and Insider Participation

     No member of the Company's Compensation Committee is an employee or officer of the Company. No officer, director or other person had any interlock relationship required to be disclosed in this proxy statement.

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     It is proposed that shareholders ratify the appointment by the Board of J.H. Cohn LLP as independent auditors for the Company for the fiscal year ending October 1, 2005. The Company expects representatives of J.H. Cohn LLP to be present at the Meeting and available to respond to appropriate questions submitted by shareholders. Such representatives will also be accorded an opportunity at such time to make such statements as they may desire.

     Approval by the shareholders of the appointment of independent auditors is not required, but the Board deems it desirable to submit this matter to shareholders. If holders of a majority of the outstanding shares of Common Stock present and voting at the meeting do not approve the appointment of J.H. Cohn LLP, the selection of independent auditors will be reconsidered by the Board.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

Audit and Non-Audit Fees

     During fiscal 2003, Deloitte & Touche LLP served as independent auditors for the Company. During fiscal 2004, J.H. Cohn LLP served as independent auditors for the Company. The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the year ended September 27, 2003 and fees for professional audit services rendered by J.H. Cohn LLP for the audit of the Company's annual financial statements for the year ended October 2, 2004, and fees for other services rendered by Deloitte & Touche LLP and J.H. Cohn LLP during those periods.

                                                  2004           2003
                                               ------------   ------------
Audit Fees..................................    $  195,000    $   216,000
Audit Related Fees..........................        11,540         16,000
Tax Fees....................................        46,500         79,000
Total.......................................    $  252,540    $   311,000


     Audit Fees. Annual audit fees relate to services rendered in connection with the audit of the Company's consolidated financial statements and the quarterly reviews of financial statements included in the Company's Forms 10-Q.

     Audit Related Fees. Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, business acquisitions, and assessment of risk management controls in connection with the implementation of
Section 404 of the Sarbanes-Oxley Act of 2002.

     Tax Fees. Tax services include fees for tax compliance, tax advice and tax planning.

     The Audit Committee considers whether the provision of these services is compatible with maintaining the auditor's independence, and has determined such services for fiscal 2004 and 2003 were compatible.

     The Company has been advised by Deloitte & Touche LLP and J.H. Cohn LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

     The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor.

     On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The projects and categories of service are as follows:

     Audit--Annual audit fees relate to services rendered in connection with the audit of the Company's consolidated financial statements and the quarterly reviews of financial statements included in the Company's Forms 10-Q.

     Audit Related Services--Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, and business acquisitions.

     Tax--Tax services include fees for tax compliance, tax advice and tax planning.

                             AUDIT COMMITTEE REPORT

The following report is not deemed to be "soliciting material" or to be "filed` with the SEC or subject to the SEC's proxy rules or to the liabilities of
Section 18 of the 1934 Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

     The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of December 31, 2004. A copy of that report is set forth below.

December 31, 2004

The Board of Directors
Ark Restaurants Corp.

Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation's financial reporting process. The Audit Committee conducted its oversight activities for Ark Restaurants Corp. and subsidiaries ("Ark") in accordance with the duties and responsibilities outlined in the audit committee charter. The Audit Committee annually reviews the NASD standard of independence for audit committees and its most recent review determined that the committee meets that standard.

Ark management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation's independent auditors, J.H. Cohn LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee, with the assistance and support of the Chief Financial Officer of Ark has fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter and has provided adequate and appropriate independent oversight and monitoring of Ark's systems of internal control for the fiscal year ended October 2, 2004.

These activities included, but were not limited to, the following significant accomplishments during the fiscal year ended October 2, 2004:

o Reviewed and discussed the audited financial statements with management and the external auditors.

o Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee's review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in Ark's Annual Report on Form 10-K for the fiscal year ended October 2, 2004, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Ark Restaurants Corp. Audit Committee

Bruce Lewin, Arthur Stainman and Marcia Allen

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "Commission") and the NASDAQ/National Market System. Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2004.


                                VOTING PROCEDURES

     Pursuant to Commission rules, a designated blank space is provided on the proxy card to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted in determining the votes cast and will have no effect on the vote. With respect to the tabulation of votes cast on the selection of independent auditors (Proposal 2), abstentions will not be considered as present and voting with respect to that specific proposal.

     Under the rules of the National Association of Securities Dealers (NASD), brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote upon the election of directors, the selection of independent auditors and other routine matters. With respect to other matters, brokers do not have authority under NASD rules to vote on their own initiative unless they have received instructions from beneficial owners. This is commonly referred to as a "broker non-vote."


                              SHAREHOLDER PROPOSALS

     As of the date of this proxy statement, the Board has not received notice of, and does not intend to propose, any other matters for shareholder action. However, if any other matters are properly brought before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment.

     Shareholders wishing to present proposals to be considered for inclusion in the Company's proxy statement for the 2006 shareholders meeting are to deliver the proposals so they are received by the Company by no later than September 28, 2005, at Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003. The proposals must be submitted in accordance with all applicable rules and regulations of the Securities and Exchange Commission.

     Stockholder communications may be submitted at any time in writing to:
Robert Towers, Executive Vice President, Ark Restaurants Corp., 85 Fifth Avenue, New York, NY 10003. Stockholder communications are communications from any stockholder to the Board of Directors, any Committee or any director on matters that relate reasonably to their respective duties and responsibilities.


                                  ANNUAL REPORT

     The 2004 Annual Report of the Company, including financial statements, is being mailed together with this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy on or about March 4, 2005 to each shareholder of record.

                                  OTHER MATTERS

     THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 2, 2004, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF THE COMPANY'S SHAREHOLDERS OF RECORD ON FEBRUARY 28, 2004 AND EACH BENEFICIAL SHAREHOLDER ON THAT DATE, UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, 85 FIFTH AVENUE, NEW YORK, NEW YORK 10003, ATTENTION: ROBERT TOWERS, TREASURER. REQUESTS FROM BENEFICIAL SHAREHOLDERS MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP ON THAT DATE.

     IT IS IMPORTANT THAT THE ACCOMPANYING PROXY BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.


                       MANNER AND EXPENSES OF SOLICITATION

     The solicitation of proxies in the accompanying form is made by the Board and all costs thereof will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone, or telegraph but they will not receive additional compensation for such services. The Company may also retain the services of a professional proxy solicitation firm to assist in the solicitation of proxies. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of the Common Stock in their names will be requested by the Company to forward proxy material to their principals and will be reimbursed for their reasonable out-of-pocket expenses incurred in respect thereto.

                                            ARK RESTAURANTS CORP.

                                            By Order of the Board of Directors,

                                            Vincent Pascal
                                            Secretary and Senior Vice President

New York, New York
March 4, 2005

                                                                    Attachment A

                              ARK RESTAURANTS CORP.

                         COMPENSATION COMMITTEE CHARTER


Purposes

     The purposes of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Ark Restaurants Corp. (the "Company") are to evaluate and approve officer and director compensation arrangements, plans, policies and programs of the Company, and to administer the Company's equity-based compensation plans for employees, whether adopted prior to or after the date of adoption of this Charter.

Organization

     Charter - At least annually, this charter shall be reviewed and reassessed by the Committee and any proposed changes shall be submitted to the Board for approval. This charter and all amendments hereto shall be publicly disclosed as required by law or the applicable rules and regulations of The NASDAQ Stock Market, as amended from time to time (the "Rules"), except as may otherwise be permitted by such Rules.

     Membership on Committee - The Committee will be appointed by, and shall serve at the discretion of, the Board, and will consist of not fewer than two members of the Board, with the exact number being determined by the Board. Each of the members of the Committee will be:

     o an "independent director" as defined under the Rules, except as may otherwise be permitted by such Rules;

     o a "non-employee director," as defined in Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

     o an "outside director" under Regulation Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.


Unless a Chairperson is elected by the Board, the members of the Committee may designate a Chairperson.

     Meetings - The Committee shall establish a schedule of meetings, which shall include at least one meeting each year; additional meetings may be scheduled with notice as required. The Committee may invite members of management or any director to attend its meetings. The Committee may hold executive sessions without management present. Meetings may be held in person, telephonically, via video conferencing, or any combination of the foregoing. Attendance at a meeting by any one of those media shall be effective.

     Quorum; Action by Committee; Written Consent - A quorum at any Committee meeting shall be at least a majority of the members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held.

     Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee consenting to such action without a meeting shall be effective as if it had been made at a meeting duly called and held.

     Agenda, Minutes and Reports - The Chairperson of the Committee shall be responsible for establishing the agenda for the meetings of the Committee. Any member of the Committee may suggest agenda items to the Chairperson. An agenda, together with materials relating to the subject matter of each meeting, will be sent to members of the Committee prior to each meeting.

     Minutes for all meetings of the Committee shall be prepared to document the Committee's deliberation and actions. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, and should be submitted for approval at a subsequent meeting of the Committee. The approved minutes shall be signed by the Committee Chairperson and maintained by the Secretary of the Company. The Committee shall make regular reports to the Board of Directors, and any action taken by the Committee may be ratified by the Board of Directors.

Duties and Responsibilities

     The following shall be the principal recurring duties of the Committee in carrying out its responsibilities. These duties are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities under this Charter, the Company's Bylaws and governing law.

     1. The Committee will have the authority to determine and approve the form and amount of compensation to be paid or awarded to the Company's officers, including executive officers as defined under Section 16 of the Exchange Act and the rules promulgated thereunder ("Executive Officers"). Without limiting the foregoing, the Committee will annually review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer ("CEO") and the Company's Executive Officers. The Committee shall have the authority to make decisions respecting (i) CEO and Executive Officer employment and severance contracts and arrangements, (ii) salary paid to the CEO and Executive Officers, (iii) the grant of all cash-based bonuses and equity-based compensation to the CEO and Executive Officers, (iv) the entering into or amendment or extension of any employment contract or similar arrangement with the CEO and Executive Officers, (v) any CEO and Executive Officers severance or change in control arrangement, and (vi) any other CEO and Executive Officers compensation matters as from time to time directed by the Board. The Committee shall take account of the recommendations of the Company's CEO for other Executive Officers with respect to each of the foregoing items. The Committee may delegate authority to subcommittees of the Committee or to Executive Officers with respect to compensation determinations for persons who are not Executive Officers.
     2. The Committee will annually review and make recommendations to the Board with respect to adoption and approval of, or amendments to, all cash-based and equity-based incentive compensation plans and arrangements, and the amounts and shares reserved thereunder after taking into consideration the Company's strategies with respect to short and long-term cash and equity-based compensation.
     3. The Committee will: (i) approve grants of stock, stock options or stock purchase rights to individuals eligible for such grants (including grants in compliance with Rule 16b-3 promulgated under the Exchange Act to Executive Officers); (ii) interpret the Company's equity-based compensation plans and agreements thereunder; and (iii) determine acceptable forms of consideration for stock acquired pursuant to the Company's equity-based incentive compensation plans. The Committee may delegate to the Company's CEO the authority to approve options to employees of the Company or of any subsidiary of the Company who are not directors of the Company or Executive Officers, provided that such options are to purchase fewer than 30,000 shares in any one year period, and provided further, that the price per share is no less than the fair market value of the Company's common stock on the date of grant.
     4. The Committee will meet with the Company's Chief Executive Officer within 90 days after the commencement of each fiscal year to discuss the incentive compensation programs to be in effect for the Company's Executive Officers for such fiscal year and the corporate goals and objectives relevant to those programs.
     5. The Committee will prepare an annual report on executive compensation to the Company's stockholders for inclusion in the proxy statement for the Company's annual meeting in accordance with the rules and regulations of the Securities and Exchange Commission.
     6. The Committee will review this Charter periodically and recommend to the Board any changes it determines are appropriate.

     7. The Committee will have the authority and right, at the expense of the Company, to retain and terminate compensation consultants, legal counsel and other advisors of its choosing to assist the Committee in connection with its functions. The Committee shall have the sole authority to approve the fees and other retention terms of such consultants and advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such advisors employed by the Committee pursuant to this Charter or the commission of any necessary studies or surveys concerning the levels of executive compensation payable in the industry in which the Company is engaged and in other related industries and to obtain recommendations from outside consultants concerning compatible pay programs, as appropriate.
     8. The Committee will perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any exchange or market on which the Company's capital stock is traded, and perform other activities that are consistent with this Charter, the Company's Certificate of Incorporation and Bylaws, and applicable laws, rules or regulations as the Committee, any other committee of the Board or the Board deems necessary or appropriate.

                                                                    Attachment B
                              ARK RESTAURANTS CORP.

                  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                                     CHARTER

I.   Purpose
     -------

           The Nominating and Corporate Governance Committee (the "Committee") of Ark Restaurants Corp. (the "Company") is appointed by, and acts on behalf of, the Board of Directors (the "Board") of the Company. The Board has determined to establish the director nomination and governing principles of the Committee through the adoption of this Charter. The Committee's principal purposes shall be:

           (i) to establish criteria for the selection of directors and to recommend to the Board the nominees for director in connection with the Company's annual meeting of stockholders;

           (ii) to fill vacancies occurring between annual meetings of stockholders and to recommend individuals to the Board for nomination as members of the standing committees of the Board;

           (iii) to take a leadership role in shaping the Company's corporate governance policies; and

           (iv) to oversee and coordinate annual evaluations of the Board, its committees and its members.

II.  Responsibilities and Duties
     ---------------------------

A.   Composition of the Board
     ------------------------

           The Committee has the following responsibilities:

           (i) to consider and make recommendations to the Board concerning the appropriate size and overall characteristics of the Board, including desired competencies, skills and attributes;

           (ii) to establish criteria for persons to be nominated for election to the Board and its committees, taking into account the composition of the Board as a whole. The Committee may consider, as appropriate in a particular case, the candidate's: (a) qualification as "independent" under the various standards applicable to the Company, the Board and each of its committees, as well as in the judgment of the Committee; (b) depth and breadth of experience within the Company's industry and otherwise; (c) outside time commitments; (d) special areas of expertise; (e) accounting and finance knowledge; (f) business judgment; (g) leadership ability; (h) experience in developing and assessing business strategies; (i) corporate governance expertise; and (j) for incumbent members of the Board, the past performance of the incumbent director, in addition to the foregoing criteria;

           (iii) to conduct searches for prospective directors, consider all candidates recommended by stockholders in accordance with the procedures set forth in the Company's annual proxy statement and in accordance with Item 7(d)(2)(ii) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), consider candidates proposed by management of the Company, and evaluate and recommend candidates for election to the Board or to fill vacancies;

           (iv) to evaluate and make recommendations to the Board concerning the appointment of directors to Board committees and the selection of committee chairs; recommendations shall consider desired characteristics of committee members, specific legal and regulatory requirements, and the number of boards and other committees on which the directors serve; and

           (v) to periodically review the "independence" of each director, as such term is defined by applicable regulatory and listing standards and to develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

B.   Corporate Governance Oversight
     ------------------------------

           The Committee has the following responsibilities:

           (i) to periodically review and assess the adequacy of the Company's corporate governance principles and recommend any changes to the Board for its approval and adoption;

           (ii) to evaluate and recommend to the Board the responsibilities of the Board committees, including the structure, operations and the authority to delegate to subcommittees;

           (iii) to assist the Board in its allocation of workload among the various committees of the Board;

           (iv) to periodically review and reassess the adequacy of the charters of the various committees of the Board and recommend any proposed changes to the Board for its approval;

           (v) to oversee the review and update, when appropriate, of the Company's Code of Ethics for Officers, Directors and Employees of the Company;

           (vi) to periodically review, discuss and assess the performance of the Board, including Board committees, seeking input from senior management, the full Board and others. The assessment includes the review and assessment of existing Board committee charters and an evaluation of the Board's contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including the reelection of current Board members. The results of such reviews shall be provided to the Board for further discussion as appropriate;

           (vii) to review and recommend adoption of all director and officer insurance policy requirements;

           (viii) to assist management in the preparation of disclosures in the Company's annual proxy statement regarding the operations of the Committee in accordance with Item 7(d)(2) of Schedule 14A under the Exchange Act; and

           (ix) to perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and Committee members.

III. Membership and Organization of Committee
     ----------------------------------------

A.   Size of Committee
     -----------------

           The Committee shall consist of at least three directors.

B.   Member Qualifications
     ---------------------

           The members of the Committee shall meet the definition of "independent director" under the Rules of the Nasdaq Stock Market, Inc., as such requirements may change from time to time.

C.   Appointment
     -----------

           The members of the Committee shall be appointed by the Board. The Board shall designate one member of the Committee to serve as Chairperson. If the Chairperson is absent from a meeting, another member of the Committee may act as Chairperson. In the event of a tie vote on any issue, the vote of the Chairperson shall decide the issue.

D.   Term
     ----

           Members of the Committee will be appointed for one-year terms and shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed. The Board may fill vacancies on the Committee and remove a member of the Committee at any time with or without cause.

IV.  Conduct of Meetings
     -------------------

A.   Frequency
     ---------

           The Committee shall report to the Board on a regular basis and not less frequently than once a year.

           The Committee shall meet when, where and as often as it may deem necessary and appropriate in its judgment, either in person or telephonically. Half of the members of the Committee shall constitute a quorum. The Chairman of the Board, the Chairman of the Committee, or the Company's Chief Executive Officer shall have the right to call a special meeting of the Committee.

B.   Non-Committee Member Attendees
     ------------------------------

           The President and Chairman of the Board may attend any meeting of the Committee. The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

C.   Conduct of Meetings
     -------------------

           The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

D.   Minutes
     -------

           A member of the Committee or the Corporate Secretary shall keep written minutes of Committee meetings, which minutes shall be maintained with the books and records of the Company.

E.   Delegation of Authority
     -----------------------

           The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation or listing standard to be exercised by the Committee as a whole.

                                                                      APPENDIX 1


                              ARK RESTAURANTS CORP.

                    Proxy Solicited by the Board of Directors
                     for the Annual Meeting of Shareholders

                                 March 24, 2005

      THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN, ROBERT TOWERS and VINCENT PASCAL, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, March 24, 2005 at 11:00 A.M. local time at Lutece, located at The Venetian Resort and Casino, 3335 Las Vegas Boulevard South, Las Vegas, Nevada, and at all adjournments thereof.


[ ]   _______________         ___________
      ACCOUNT NUMBER          COMMON

(1)   Election of a board of nine directors
                                                      WITHHOLD
      NOMINEE                    VOTE FOR             AUTHORITY TO VOTE FOR
      -------                    --------             ---------------------
      Michael Weinstein          [ ]                  [ ]
      Steven Shulman             [ ]                  [ ]
      Robert Towers              [ ]                  [ ]
      Marcia Allen               [ ]                  [ ]
      Paul Gordon                [ ]                  [ ]
      Bruce R. Lewin             [ ]                  [ ]
      Edward Lowenthal           [ ]                  [ ]
      Vincent Pascal             [ ]                  [ ]
      Arthur Stainman            [ ]                  [ ]


                                                              (See reverse side)

(2) Ratification of the appointment of J.H. Cohn LLP as independent auditors for the 2005 fiscal year.

                  FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ELECTION OF THE NOMINEES FOR DIRECTORS DESIGNATED BY THE BOARD OF DIRECTORS.



                                          Dated:  ___________, 2005


                                          ______________________________________
                                                (Signature)

                                          ______________________________________
                                                (Signature)

                                          NOTE:  Please sign exactly as your
                                          name or names appear hereon.  Joint
                                          owners should each sign
                                          personally.  When signing as
                                          executor, administrator,
                                          corporation, officer, attorney,
                                          agent, trustee or guardian, etc.,
                                          please add your full title to your
                                          signature.


NOTE: PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                       2